UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 26, 2009
Date of Report (Date of earliest event reported)

Reed’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

13000 South Spring Street, Los Angeles, California 90061
(Address of principal executive offices)
(Zip Code)

(310) 217-9400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Reed’s, Inc.

ITEM 8.01.     Other Events.

On January 26, 2009, in a press release correcting  a prior release dated January 23, 2009, Reed’s, Inc., a Delaware corporation (“Reed’s”) announced that it filed a Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission in connection with a rights offering by Reed’s to its common stockholders (the “Rights Offering”).  Under the proposed terms of the Rights Offering, Reed’s plans to distribute, at no charge to its existing holders of its common stock, on the record date transferable subscription rights to purchase shares of Reed’s common stock.  A copy of the news release, as corrected, announcing the filing of the Registration Statement in connection with the Rights Offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	News release of Reed’s, Inc., dated January 26, 2009, entitled “Reed’s Announces Rights Offering”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REED’S, INC.

Dated: January 26, 2009	By:	/s/ Christopher J. Reed
Christopher J. Reed President